Subsequent Events Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]

31.	SUBSEQUENT EVENTS
Merger with Towers Watson & Co.
On January 4, 2016, pursuant to the Agreement and Plan of Merger, dated June 29, 2015, as amended on November 19, 2015, between Willis, Towers Watson, and Citadel Merger Sub, Inc., a wholly-owned subsidiary of Willis formed for the purpose of facilitating this transaction (‘Merger Sub’), Merger Sub merged with and into Towers Watson, with Towers Watson continuing as the surviving corporation and a wholly-owned subsidiary of Willis.
Towers Watson & Co. is a leading global professional services firm operating throughout the world, dating back more than 100 years. The Merger will allow the combined firm to go to market with complementary strategic product and services offerings.
At the effective time of the Merger (the ‘Effective Time’), each issued and outstanding share of Towers Watson common stock (the ‘Towers Watson shares’), was converted into the right to receive 2.6490 validly issued, fully paid and nonassessable ordinary shares of Willis (the ‘Willis ordinary shares’), $0.000304635 nominal value per share, other than any Towers Watson shares owned by Towers Watson, Willis or Merger Sub at the Effective Time and the Towers Watson shares held by stockholders who are entitled to and who properly exercised dissenter’s rights under Delaware law.
Immediately following the Merger, Willis effected (i) a consolidation (i.e., a reverse stock split under Irish law) of Willis ordinary shares whereby every 2.6490 Willis ordinary shares were consolidated into one Willis ordinary share $0.000304635 nominal value per share and (ii) an amendment to its Constitution and other organizational documents to change its name from Willis Group Holdings Public Limited Company to Willis Towers Watson Public Limited Company.
On December 29, 2015, the third business day immediately prior to the closing date, Towers Watson declared and paid the Towers Watson pre-merger special dividend, in an amount of $10.00 per share of Towers Watson common stock, approximately $694 million in the aggregate based on approximately 69 million Towers Watson shares issued and outstanding at December 29, 2015.
On December 30, 2015, all Towers Watson treasury stock was canceled.
The Merger was accounted for using the acquisition method of accounting with Willis considered the accounting acquirer of Towers Watson.
The tables below presents the preliminary calculation of aggregate Merger Consideration.

January 4, 2016
Number of shares of Towers Watson common stock outstanding as of January 4, 2016	69 million
Exchange ratio	2.6490
Number of Willis Group Holdings shares issued (prior to reverse stock split)	184 million
Willis Group Holdings price per share on January 4, 2016	$47.18
Fair value (millions) of 184 million Willis ordinary shares	$8,686
Value of equity awards assumed	37
Preliminary estimated aggregate Merger Consideration	$8,723

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A summary of the preliminary fair values of the identifiable assets acquired, and liabilities assumed, of Towers Watson at January 4, 2016 are summarized in the following table.

January 4, 2016
(millions)
Cash and cash equivalents	$476
Accounts receivable, net	825
Other current assets	124
Fixed assets, net	242
Goodwill	6,546
Other intangible assets (i)	4,110
Other non-current assets	208
Deferred tax liabilities	(1,016)
Pension and other post-retirement liabilities	(941)
Other current liabilities	(751)
Other non-current liabilities	(360)
Long term debt, including current portion (ii)	(740)
Allocated Aggregate Merger Consideration	$8,723
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i.	Represents identified finite-lived intangible assets; primarily relates to customer relationships and core/developed technology and other marketing related intangibles.

ii.
Represents both debt due upon change of control of $400 million borrowed under Towers Watson’s term loan ($188 million) and revolving credit facility ($212 million) and an additional draw down under a new term loan of $340 million. The $400 million debt was repaid by Willis borrowings under the 1-year term loan facility on January 4, 2016. The $340 million new term loan partially funded the $694 million Towers Watson pre-merger special dividend.

Upon completion of the fair value assessment following the Merger, the Company anticipates the ultimate fair values of the net assets acquired will differ from the preliminary assessment outlined above. Generally, changes to the initial estimates of the fair value of assets and liabilities will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to goodwill. Goodwill is calculated as the difference between the acquisition date fair value of the net assets acquired, and represents the value of the Legacy Towers Watson assembled workforce and the future economic benefits that we expect to achieve as a result of the Merger.
The following unaudited pro forma financial information is intended to reflect the impact of the Merger on Willis’ consolidated financial statements as if the Merger had taken place on January 1, 2014 and presents the results of operations of Willis based on the historical financial statements of Willis and Towers Watson after giving effect to the Merger and pro forma adjustments. Pro forma adjustments are included only to the extent they are (i) directly attributable to the Merger, (ii) factually supportable and (iii) with respect to the statement of income, expected to have a continuing impact on the combined results. The accompanying unaudited pro forma financial information is presented for illustrative purposes only and has not been adjusted to give effect to certain expected financial benefits of the Merger, such as revenue synergies, tax savings and cost synergies, or the anticipated costs to achieve these benefits, including the cost of integration activities. The unaudited pro forma results are not indicative of what would have occurred had the Merger taken place on the indicated date.

	Twelve Months Ended December 31,
	2015	2014
	(millions)
Total revenues	$7,486	$7,303
Net income attributable to Willis Towers Watson	$633	$434

The above pro forma financial information does not reflect the impact of the Gras Savoye acquisition, which was completed on December 29, 2015 because the effects were not material to Willis’ consolidated financial statements had the Gras Savoye transaction, in addition to the Merger, completed on January 1, 2014.  Including Gras Savoye in the above financial information would result in total revenues being higher by $435 million (2014: $506 million) and net income being lower by $2 million (2014: lower by $23 million).